Exhibit 10.21

December 6, 2010

Navigant Consulting, Inc.
30 S. Wacker Drive
Chicago, IL 60606

Re:	First Amendment to Fourth Amended and Restated Credit Agreement, dated as of May 31, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Navigant Consulting, Inc., a Delaware corporation, the other Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement. The Loan Parties have advised the Lenders that Events of Default exist as a result of the Loan Parties’ (a) failure to comply with Section 8.02 of the Credit Agreement by maintaining Investments in the Foreign Borrowers in excess of those permitted by such section, (b) failure to promptly notify the Lenders and the Administrative Agent of such failure to comply with Section 8.02 of the Credit Agreement as required by Section 7.03(a) of the Credit Agreement, and (c) incorrect certifications and representations and warranties as to the absence of such Events of Default resulting from the foregoing failures (hereafter referred to collectively as the “Existing Default”).

The parties hereto agree that:

1. The Lenders hereby waive the Existing Default. The waiver described in this Section 1 is a one-time waiver and shall be effective only in the specific circumstances provided for above and only for the purposes for which given.

2. Schedule 8.02 to the Credit Agreement is hereby amended and replaced with Schedule 8.02 attached hereto; and

3. Section 8.02(c) of the Credit Agreement is hereby amended to read as follows:

(c) Investments in any Person that is a Loan Party prior to giving effect to such Investment; provided, however, that the amount of all such Investments made by the Domestic Loan Parties in the Foreign Borrowers shall not exceed $75,000,000 in the aggregate at any time outstanding, exclusive of Investments set forth in Schedule 8.02

This letter agreement is a Loan Document. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

This letter agreement shall become effective upon (i) the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent and (ii) the receipt by the Administrative Agent, for the account of each Lender executing this letter agreement, an amendment fee equal to 0.01% of each such Lender’s Revolving Commitment and outstanding Term Loan.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this letter agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

Sincerely,

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ken Puro
Name:     Ken Puro

Title:	Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

COMPANY:	NAVIGANT CONSULTING, INC., a Delaware corporation By: /s/ Thomas A. Nardi
Name: Thomas A. Nardi Title: Exec V.P. & CFO

U.K. BORROWER:	NAVIGANT CONSULTING (EUROPE) LIMITED, a corporation organized and existing under the laws of England and Wales By: /s/ Julie M. Howard
Name: Julie M. Howard Title: President and COO

CANADIAN BORROWER:	NAVIGANT CONSULTING LTD., a corporation organized and existing under the laws of the Province of Ontario By: /s/ Monica M. Weed
Name: Monica M. Weed Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Megan M. Collins
Name: Megan M. Collins Title: Vice President

BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Lender By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade Title: Vice President

RBS CITIZENS, N.A., as a Lender By: /s/ M. James Barry, III
Name: M. James Barry, III Title: Vice President

SUNTRUST BANK, as a Lender By: /s/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler Title: Director

U.S. BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ James N. DeVries
Name: James N. DeVries Title: Senior Vice President

FIFTH THIRD BANK CHICAGO, A MICHIGAN BANKING CORPORATION, as a Lender By: /s/ Neil G. Mesch
Name: Neil G. Mesch Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender By: /s/ Carla Ryan
Name: Carla Ryan Title: Authorised Signatory By: /s/ David Rafferty
Name: David Rafferty Title: Authorised Signatory

ASSOCIATED BANK, N.A., as a Lender By: /s/ Jake Goldstein
Name: Jake Goldstein Title: VP

TD BANKNORTH, NA, as a Lender By:
Name: Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. as a Lender By: /s/ Victor Pierzchalski
Name: Victor Pierzchalski Title: Authorized Signatory

HSBC BANK USA, N.A., as a Lender By: /s/ John S. Sneed
Name: John S. Sneed Title: Relationship Manager

PNC BANK, NATIONAL ASSOCIATION, SUCCESSOR TO NATIONAL CITY BANK, as a Lender By: /s/ Jon Hinard
Name: Jon Hinard Title: Senior Vice President

THE NORTHERN TRUST COMPANY, as a Lender By: /s/ Patrick Cowan
Name: Patrick Cowan Title: Vice President

FIRST BANK, as a Lender By: /s/ Gregory T. Beller
Name: Gregory T. Beller Title: SVP

HUA NAN COMMERCIAL BANK, LTD., as a Lender By:
Name: Title:

BMO CAPITAL MARKETS FINANCING, INC., solely for purposes of Section 11.19 By:
Name: Title:

BANK OF MONTREAL, solely for purposes of Section 11.19 By:
Name: Title: